Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
28.	SUBSEQUENT EVENT

On March 18, 2012, the Ivanhoe Mines Board of Directors approved a conditional financing plan. The financing plan contains the following elements: project finance, bridge finance and equity.

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The cornerstone of the financing plan continues to be a $4.0 billion project-finance facility, which now is in an advanced stage of discussion with a core lending group comprised of European Bank for Reconstruction and Development, Export Development Canada, International Finance Corporation, BNP Paribas and Standard Chartered Bank. The Company's objective is to sign loan documentation in the third quarter of 2012. Final terms of a third-party project-finance facility for the Oyu Tolgoi Project remain subject to the approval of the Oyu Tolgoi LLC Board of Directors, the Ivanhoe Mines Board of Directors and the joint Ivanhoe Mines-Rio Tinto Technical Committee.

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The Company has approved a facility to be provided by a major international bank as an interim, bridge-financing measure. The formal loan agreement has been submitted to the international bank's credit committee for final approval and remains subject to approval by Rio Tinto. Alternative bridge-financing arrangements proposed by Rio Tinto also are being considered. The bridge-financing facility would be in addition to the existing $1.8 billion interim funding facility previously provided by Rio Tinto. The Rio Tinto interim funding facility and any additional bridge-financing facilities are expected to be repaid from the planned project-finance facility.

•	The Ivanhoe Mines Board of Directors also is considering equity financing alternatives, including a possible rights offering.

The Company's ability to finalize and implement key aspects of the comprehensive financing plan is dependent on approvals from Rio Tinto. Although the companies are currently engaged in discussions aimed at implementing such a plan, there is no assurance that an agreement will be reached that will result in approval of the project-finance facility or approval of a bridge facility, provided by a major international bank or Rio Tinto. The Company's ability to raise additional capital could therefore be limited to equity alternatives or to the sale of investments including publicly-traded subsidiaries controlled by the Company.

Carrying out the development and exploration of the Oyu Tolgoi Project and the various other mineral properties in which Ivanhoe Mines holds interests depends upon the Company's ability to obtain financing through capital markets, sales of non-core assets or other means. Market volatility in precious and base metals may affect the terms upon which debt financing or equity financing is available. Ivanhoe Mines operates in a region of the world that is prone to economic and political upheaval and instability, which may make it more difficult for the Company to obtain debt financing from project lenders. Failure to obtain additional financing on a timely basis may cause Ivanhoe Mines to postpone its development plans, forfeit rights in some or all of its properties or joint ventures, reduce or terminate some or all of its operations or force the Company to raise funds from alternative sources on less favourable terms.

The Company believes that based on the various financing alternatives presently available, it will be able to meet its obligations as they come due, for the foreseeable future.